July 19, 2018

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Calvert Impact Fund, Inc. (the “Registrant”) (1933 Act File No. 333-44064) on behalf of Calvert Green Bond Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated July 12, 2018 to the Statutory Prospectus dated February 1, 2018 as revised April 5, 2018. The purpose of the filing is to submit the 497(e) filing dated July 12, 2018 in XBRL for the Fund.

Please contact me at (617) 672-6559 if you have any questions or comments.

Very truly yours,

/s/ Kathryn Mohrfeld

Kathryn Mohrfeld